UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 31, 2007

(Date of earliest event reported): May 31, 2007

DUKE ENERGY CAROLINAS, LLC

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-4928	56-0205520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina 28202-1803

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.              Other Events.

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, the registrant has today filed a prospectus and a preliminary prospectus supplement with the Securities and Exchange Commission relating to an offering of senior notes under the senior indenture dated as of September 1, 1998, between the registrant and The Bank of New York, as trustee.  In connection therewith, the registrant is filing herewith consents of (i) Deloitte & Touche LLP, Charlotte, North Carolina, independent registered public accounting firm, (ii) KPMG LLP, Houston, Texas, independent registered public accounting firm and (iii) Deloitte & Touche LLP, Denver, Colorado, independent auditor, as Exhibits 23.1, 23.2 and 23.3, respectively.

Item 9.01.              Financial Statements ad Exhibits.

Exhibit 23.1            Consent of Independent Registered Public Accounting Firm

Exhibit 23.2            Consent of Independent Registered Public Accounting Firm

Exhibit 23.3            Consent of Independent Auditors

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CAROLINAS, LLC

Date: May 31, 2007	By:	/s/ Steven K. Young
		Name	Steven K. Young
		Title:	Senior Vice President and Controller

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm
23.2	Consent of Independent Registered Public Accounting Firm
23.3	Consent of Independent Auditors